Exhibit 3.qq

I Certify the Following from the Records of the Commission:

The foregoing is a true copy of all business entity documents on file in the Office of the Clerk of the Commission related to SEH Real Estate Holdings LLC, a Virginia limited liability company.

Nothing more is hereby certified.

Signed and Sealed at Richmond on this Date: July 11, 2022 /s/ Bernard J. Logan

Bernard J. Logan, Clerk of the Commission

1401521205

COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION Office of the Clerk

January 15, 2014

THOMAS DINARDO

SIMPLIMATIC

78 CORPORATE WAY

EVINGTON, VA 24550

RECEIPT

RE: SEH Real Estate Holdings LLC

ID: S4872257

DCN: 14-01-15-5394

Dear Customer:

This is your receipt for $100.00 to cover the fee(s) for filing articles of organization for a limited liability company with this office.

The effective date of the filing is January 15, 2014.

If you have any questions, please call (804) 371-9733 or toll-free in Virginia, (866) 722-2551.

Sincerely,

/s/ Joel H. Peck
Joel H. Peck
Clerk of the Commission

RECEIPTLC

LLNCD

CISECOM

P.O. Box 1197, Richmond, VA 23218-1197

Tyler Building, First Floor, 1300 East Main Street, Richmond, VA 23219-3630

Clerk’s Office (804) 371-9733 or (866) 722-2551 (toll-free in Virginia) www.scc.virginia.gov/clk

Telecommunications Device for the Deaf-TDD/Voice: (804) 371-9206

1401521205

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

AT RICHMOND, JANUARY 15, 2014

The State Corporation Commission has found the accompanying articles submitted on behalf of

SEH Real Estate Holdings LLC

to comply with the requirements of law, and confirms payment of all required fees. Therefore, it is ORDERED that this

CERTIFICATE OF ORGANIZATION

be issued and admitted to record with the articles of organization in the Office of the Clerk of the Commission, effective January 15, 2014.

STATE CORPORATION COMMISSION

By	/s/ James C. Dimitri
James C. Dimitri
Commissioner

DLLCACPT

CISECOM

14-01-15-5394

SCC eFile	1401521205

ARTICLES OF ORGANIZATION

OF

SEH REAL ESTATE HOLDINGS LLC

The undersigned, pursuant to Chapter 12 of Title 13.1 of the Code of Virginia, states as follows:

1.	The name of the limited liability company is SEH Real Estate Holdings LLC.

2.

The purpose for which the limited liability company is formed is to engage in any lawful business, purpose or activity for which a limited liability company may be formed under the Virginia Limited Liability Company Act.

3.

The name of the limited liability company’s initial registered agent is Thomas DiNardo. The initial registered agent is an individual who is a resident of Virginia and a member or manager of the limited liability company.

4.

The address of the limited liability company’s initial registered office, which is identical to the business office of the initial registered agent, is Simplimatic, 78 Corporate Way, Evington, VA 24550. The initial registered office is located in Campbell County, Virginia.

5.	The address of the limited liability company’s principal office where the records of the limited liability company are to be kept is 78 Corporate Way, Evington, VA 24550.

ORGANIZER:

Simplimatic Engineering Holdings LLC
By:	/s/ Thomas DiNardo Date: January 15, 2014
Thomas DiNardo, Manager

1404550300

COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION Office of the Clerk

CORPORATION SERVICE COMPANY BANK OF AMERICA CENTER, 16TH FLOOR 1111 EAST MAIN STREET RICHMOND, VA 23219	April 23, 2014

RECEIPT

RE:	SEH Real Estate Holdings LLC

ID:	S4872257

DCN:	1404236087

Dear Customer:

This is to acknowledge the filing of a statement of change of registered office and/or registered agent for the above-referenced limited liability company with this office.

The effective date of the change is April 23, 2014.

If you have any questions about this matter, please contact this office at the addresses or telephone numbers shown below.

Sincerely,
RECEIPT CISECOM	/s/ Joel H. Peck
Joel H. Peck
Clerk of the Commission

P.O. Box 1197, Richmond, VA 23218-1197

Tyler Buildlng, First Floor, 1300 East Main Street, Richmond, VA 23219-3630

Clerk’s Office (804) 371-9733 or (866) 722-2551 (toll-free in Virginia) www.scc.virginia.gov/clk

Telecommunications Device for the Deaf-TDD/Voice: (804) 371-9206

1404550300

COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION STATEMENT OF CHANGE OF REGISTERED OFFICE AND/OR REGISTERED AGENT CHANGE

1.	RE:	SEH Real Estate Holdings LLC

	ID:	S4872257

2.	Current registered agent’s name and registered office address on record (including the jurisdiction in which the registered office is physically located):

THOMAS DINARDO
SIMPLIMATIC 78 CORPORATE WAY
EVINGTON, VA 24550-0000	(CAMPBELL COUNTY)

3.	The current registered agent is an individual who is a resident of Virginia and a member or manager of the limited liability company.

4.	The registered agent’s name and registered office address after this statement is filed with the Commission (including the jurisdiction in which the registered office is physically located):

CORPORATION SERVICE COMPANY
Bank of America Center, 16th Floor
1111 East Main Street
Richmond, VA 23219	(RICHMOND CITY)

5.	The registered agent named in item 4 is a domestic or foreign stock or nonstock corporation or limited liability company authorized to transact business in Virginia.

6.	After the foregoing change or changes are made, the limited liability company will be in compliance with the requirements of § 13.1-1015 of the Code of Virginia.

Signed on April 23, 2014, on behalf of SEH Real Estate Holdings LLC

By:	Thomas Dinardo, Member
/s/ Thomas Dinardo

1801210002

COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION Office of the Clerk

ID:

For Office Use Only

	Microfilm Type:	RAC

	Charter Fee:

	Effective Date:	1/1/18

	Number of All Pages:	871
	(Including this page)

1801210002

Beverley L. Crump

Direct Dial 804.783.6804

bcrump@durrettecrump.com

December 12, 2017

Ms. Rachel Emerson, Supervisor
State Corporation Commission	17 12 08 0601
Clerk’s Office — 1st Floor
Tyler Building
1300 E. Main Street
P.O. Box 1197
Richmond, VA 23218	By Hand Delivery

RE:	Beverley L. Crump, Beverley L Crump, Beverley L. Crump*,
B. L. Crump*, B L Crump*, B L Crump and
Beverly L. Crump
Change of Registered Agent Address - My name as listed
at the Virginia State Corporation Commission

Dear Ms. Emerson:

Effective January 1, 2018, I will relocate my office from its present location at Bank of America Center, 16th Floor, 1111 East Main Street, Richmond, VA 23219 (City of Richmond).

My new office address will be:

100 Shockoe Slip

2nd Floor

Richmond, VA 23219

The new office is located in the City of Richmond.

Accordingly, I would appreciate it if the State Corporation Commission would change the registered office address on all domestic and foreign corporations, limited liability companies, limited partnership and other entities for which my name (as listed in above) as Registered Agent per the attached excel spreadsheet to the above address on January 1, 2018.

The entities listed on the spreadsheet have been notified of this change of Registered Agent address. If you need any further information, please contact me. Thank you for your prompt assistance and cooperation.

Sincerely,

/s/ Beverley L. Crump
Beverley L. Crump

1801210002

December 11, 2017

Ms. Rachel Emerson

Supervisor

State Corporation Commission

Clerk’s Office - 1st Floor

Tyler Building

1300 E. Main Street

P.O. Box 1197

Richmond, VA 23218

Re:	Corporation Service Company
Change of Registered Agent Address

Dear Ms. Emerson:

Effective January 1, 2018, Corporation Service Company will relocate its registered office from its present location at Bank of America Center, 16th Floor, 1111 East Main Street, Richmond, VA 23219 in the City of Richmond. Our new office address will be:

Corporation Service Company

100 Shockoe Slip

2nd Floor

Richmond, VA 23219

The new office is located in the City of Richmond.

Accordingly, we would appreciate it if the State Corporation Commission would change the registered office address of all corporations, limited liability companies and other entities for which Corporation Service Company serves as Registered Agent per the attached excel spreadsheet to the above address on January 1, 2018.

The entities listed on the spreadsheet have been notified of this change at their principal office address. If you need further information or assistance, please contact Anne Grigorakos at 800 927-9801 Ext. 62012 (anne.grigorakos@cscglobal.com). Thank you for your cooperation.

Yours truly,

Corporation Service Company

/s/ George A. Massih III
George A. Massih III
Vice President

1801210002

December 11, 2017

Ms. Rachel Emerson

Supervisor

State Corporation Commission

Clerk’s Office - 1st Floor

Tyler Building

1300 E. Main Street

P.O. Box 1197

Richmond, VA 23218

Re:	The Prentice-Hall Corporation System, Inc.
Change of Registered Agent Address

Dear Ms. Emerson:

Effective January 1, 2018, The Prentice-Hall Corporation System, Inc., will relocate its registered office from its present location at Bank of America Center, 16th Floor, 1111 East Main Street, Richmond, VA 23219 in the City of Richmond. Our new office address will be:

The Prentice-Hall Corporation System, Inc.

100 Shockoe Slip

2nd Floor

Richmond, VA 23219

The new office is located in the City of Richmond.

Accordingly, we would appreciate it if the State Corporation Commission would change the registered office address of all corporations, limited liability companies and other entities for which The Prentice-Hall Corporation System, Inc. serves as Registered Agent per the attached excel spreadsheet to the above address on January 1, 2018.

The entities listed on the spreadsheet have been notified of this change at their principal office address. If you need further information or assistance, please contact Anne Grigorakos at 800 927-9801 Ext. 62012 (anne.grigorakos@cscglobal.com). Thank you for your cooperation.

Yours truly,

The Prentice-Hall Corporation System, Inc.

/s/ George A. Massih III
George A. Massih III
Vice President

1801210002

December 11, 2017

Ms. Rachel Emerson

Supervisor

State Corporation Commission

Clerk’s Office - 1st Floor

Tyler Building

1300 E. Main Street

P.O. Box 1197

Richmond, VA 23218

Re:	United States Corporation Company
Change of Registered Agent Address

Dear Ms. Emerson:

Effective January 1, 2018, United States Corporation Company will relocate its registered office from its present location at Bank of America Center, 16th Floor, 1111 East Main Street, Richmond, VA 23219 in the City of Richmond. Our new office address will be:

United States Corporation Company

100 Shockoe Slip

2nd Floor

Richmond, VA 23219

The new office is located in the City of Richmond.

Accordingly, we would appreciate it if the State Corporation Commission would change the registered office address of all corporations, limited liability companies and other entities for which United States Corporation Company serves as Registered Agent per the attached excel spreadsheet to the above address on January 1, 2018.

The entities listed on the spreadsheet have been notified of this change at their principal office address. If you need further information or assistance, please contact Anne Grigorakos at 800 927-9801 Ext. 62012 (anne.grigorakos@cscglobal.com). Thank you for your cooperation.

Yours truly,

United States Corporation Company

/s/ George A. Massih III
George A. Massih III
Vice President

COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION Office of the Clerk

January 4, 2018

SARA ORANGE

SEH REAL ESTATE HOLDINGS LLC

1046 W LONDON PARK

FOREST, VA 24551

RECEIPT

RE:	SEH Real Estate Holdings LLC

ID:	S487225 - 7

DCN:	18-01-04-1403

This receipt acknowledges payment of $150.00 to cover the fee for filing an application for reinstatement of the existence of a limited liability company with this office.

This receipt also acknowledges payment of $50.00 to cover the fee for expedited service.

The order of reinstatement was entered on January 4, 2018.

Unless a statement of change was submitted with the reinstatement application, we strongly recommend verifying the registered agent and registered office information on file in the Clerk’s Office by visiting sccefile.scc.virginia.gov or contacting this office.

The next annual registration fee will be due by January 31, 2019.

If you have any questions, please call (804) 371-9733 or toll-free in Virginia, (866) 722-2551.

Sincerely,

/s/ Joel H. Peck
Joel H. Peck
Clerk of the Commission

RECEIPTLC

LLRE

CISJMA

P.O. Box 1197, Richmond, VA 23218-1197

Tyler Building, First Floor, 1300 East Main Street, Richmond, VA 23219-3630

Clerk’s Office (804) 371-9733 or (866) 722-2551 (toll-free in Virginia) www.scc.vlrginia.gov/clk

COMMONWEALTH OF VIRGINIA
STATE CORPORATION COMMISSION
OFFICE OF THE CLERK
1300 E MAIN ST
RICHMOND, VA 23219
(804) 371-9733
1-866-722-2551 Toll-free in Virginia

SCC21.2
(10/17)

CLERK'S OFFICE
2018 JAN -4 AM 11:41

Expedited Service Request Form

1802010006

This form MUST be completed and placed on top of EACH document submission
(so it can be readily identified as a request for expedited review and processing).

Name of Corporation or Company (etc.): (Must be typed for Email option.)	SCC ID No. (if known):
SEH Real Estate Holdings LLC	S4872257

Customer Contact Information:

Name: Sara Orange
Company: SEH Real Estate Holdings LLC
Address: 1046 W London Park
Forest (city or town) VA (state) 24551 (zip code)
Telephone: (434) 385 - 9181 ext 1001
Email: SARA.ORANGE@SIMPLIMATIC.COM

Send Evidence of Expedited Filing By:
(Choose one)

- [x] Email (Only available for Categories A, C and D)
  Two typed originals of this form must be submitted for Email option. See "Return of Evidence" in the Instructions.
- [ ] Hold for Pickup (Available at 4:00 p.m.)
- [ ] First-Class Mail
- [ ] USPS Express Mail (Prepaid envelope required.)
- [ ] Overnight via [ ] UPS [ ] Fed Ex
  (Completed waybill required. For Fed Ex, the waybill must be computer-generated with a barcode.)

~~ See Information & Instructions for description of Categories. ~~

Expedited Service Requested: (mark service requested) — ***** Expedite Fee:** *** (other fees may be needed – see footnote)

[ ] **Category A**	Expedite Business Entity Document listed in Schedule A	
	[ ] Same Day Service (Received by 10:00 a.m.)	$ 200
	[ ] Next Day Service (Received by 2:00 p.m.)	$ 100
[ ] **Category B**	Preliminary Review of Document listed in Schedule A	$ 50
	(2nd Business Day Service Only – Received by 2:00 p.m.)	
	[ ] Resubmission within 30 Days of initial Pre-Review	(N/C)
[ ] **Category C**	Expedite Business Entity Document listed in Schedule C	$ 50
	(Next Day Service Only – Received by 2:00 p.m.)	
[x] **Category D**	Expedite Application for Reinstatement	$ 50
	(Next Day Service Only – Received by 2:00 p.m.)	

FOR OFFICE USE ONLY
18-01-04-1403

I/O [ ]
94

*** Submit one payment for all applicable fees (e.g., charter/entrance, reinstatement, filing and expedite fees)

REVIEW THE INSTRUCTIONS BEFORE SUBMITTING THIS FORM.

1802010006

```
CISJMA                                    CIS                        01/04/18
1     43   LLCM3220              LLC DATA INQUIRY                    15:47:56
    LLC ID:  S487225 - 7   STATUS: 19  CANC (AUTO-FEE)  STATUS DATE:  04/30/17
  LLC NAME:  SEH Real Estate Holdings LLC______________________
              _______________________________________________________
DATE OF FILING: 01/15/2014  PERIOD OF DURATION:            INDUSTRY CODE: 00
STATE OF FILING:  VA VIRGINIA              MERGER INDICATOR:
                       CONVERSION/DOMESTICATION INDICATOR:
              P R I N C I P A L   O F F I C E   A D D R E S S
    STREET:  78 Corporate Way

      CITY:  Evington                  STATE:  VA  ZIP:  24550-0000
          R E G I S T E R E D   A G E N T   I N F O R M A T I O N
  R/A NAME:  CORPORATION SERVICE COMPANY

    STREET:  100 SHOCKOE SLIP
             2ND FLOOR                                       RTN MAIL:
      CITY:  RICHMOND                  STATE:  VA  ZIP:  23219-0000
R/A STATUS: 5 ENTITY AUTHORIZ  EFF DATE:  01/01/18 LOC: 216  RICHMOND CITY
      YEAR       FEES        PENALTY      INTEREST       BALANCE
       17          50.00        25.00
COMMAND:  ..................................................................
4AÛ                                                             05,016
```

S487225 - 7

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

AT RICHMOND, JANUARY 4, 2018

ORDER OF REINSTATEMENT

The existence of SEN Real Estate Holdings LLC, a domestic limited liability company, was automatically canceled on April 30, 2017. The limited liability company has filed an application for reinstatement and has otherwise complied with the applicable requirements of law.

Therefore, it is ORDERED that the existence of the aforementioned limited liability company is reinstated.

STATE CORPORATION COMMISSION

By	/s/ Judith Williams Jagdmann

Judith Williams Jagdmann Commissioner

CC:	SARA ORANGE
SEH REAL ESTATE HOLDINGS LLC
1046 W LONDON PARK
FOREST, VA 24551

18-01-04-1403

LLREACPT

CISJMA

1802010006

MARK C. CHRISTIE
COMMISSIONER

JAMES C. DIMITRI
COMMISSIONER

JUDITH WILLIAMS JAGDMANN
COMMISSIONER

COMMONWEALTH OF VIRGINIA

JOEL H. PECK
CLERK OF THE COMMISSION
P.O. BOX 1197
RICHMOND, VIRGINIA 23218-1197

STATE CORPORATION COMMISSION
Office of the Clerk

18-01-04-1403

December 28, 2017

Last Day for Reinstatement
April 30, 2022

SARA ORANGE
****EMAIL****
RICHMOND, VA 23219

RE: SEH Real Estate Holdings LLC
SCC ID NO.: S487225 - 7

01

Application for Reinstatement

Dear Customer:

To reinstate the limited liability company's existence, you must complete and return the following:

☐ Include a check or money order in the amount of $150.00

☐ Sign below to request reinstatement of the limited liability company's existence:

Sara M Orange	Sara M. Orange	CFO	12/29/17
(signature)	(printed name)	(title)	(date)

The person signing this application affirms that the person is a manager or a member of the limited liability company, or is a person who has been delegated the right and power to manage the company's business and affairs, or, in the case of a foreign limited liability company, is authorized to sign an instrument of amendment for filing in the company's jurisdiction of formation.

FEE: 100
(18): 50
TOTAL: 150
ja 1/4/18

LLRESTAT
CISEMM

Page 1

Tyler Building, 1300 East Main Street, Richmond, VA 23219-3630
Clerk's Office (804) 371-9733 or TOLL-FREE IN VIRGINIA 1-866-722-2551 www.scc.virginia.gov/clk
Visit https://sccefile.scc.virginia.gov to view online services

1802010006

☐ Provide a name and mailing address for reinstatement correspondence:

· Sara Orange – Simplimatic		434-385-9181	
(name)		(telephone number)	
1046 W London Park Dr.	Forest	VA	24551
(mailing address)	(city/town)	(state)	(zip code)

☐ Return all documents (including this application) and a check or money order to SCC Clerk's Office, Attn: Reinstatement, PO Box 1197, Richmond, VA 23218 or use the enclosed envelope

Itemization of amount listed on page 1:

Assessment Year	Assessment	Penalty
2018	$ 50.00	

Reinstatement Fee: $ 100.00

ADDITIONAL COMMENTS

SEH Real Estate Holdings LLC
S487225 - 7

LLRESTAT
CISEMM

Page 2

COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION Office of the Clerk

June 3, 2019

JULIE MATHER

1046 W LONDON PARK DR

FOREST, VA 24551-4100

RECEIPT

RE:	SEH Real Estate Holdings LLC

ID:	S487225 -7

DCN:	19-05-29-1507

This receipt acknowledges payment of $175.00 to cover the fee for filing an application for reinstatement of the existence of a limited liability company with this office.

The order of reinstatement was entered on June 3, 2019.

Unless a statement of change was submitted with the reinstatement application, we strongly recommend verifying the registered agent and registered office information on file in the Clerk’s Office by visiting sccefile.scc.virginia.gov or contacting this office.

The next annual registration fee will be due by January 31, 2020.

If you have any questions, please call (804) 371-9733 or toll-free in Virginia, (866) 722-2551.

Sincerely,

/s/ Joel H. Peck

Joel H. Peck Clerk of the Commission

RECEIPTLC

LLRE

CISBLW

P.O. Box 1197, Richmond, VA 23218-1197

Tyler Building, First Floor, 1300 East Main Street, Richmond, VA 23219-3630

Clerk’s Office (804) 371-9733 or (866) 722-2551 (toll-free in Virginia) www.scc.virginia.gov/clk

1906020214

CISBLW CIS 05/31/19
1 24 LLCM3220 LLC DATA INQUIRY 15:22:37

LLC ID: S487225 - 7 STATUS: 19 CANC (AUTO-FEE) STATUS DATE: 04/30/19

LLC NAME: SEH Real Estate Holdings LLC

DATE OF FILING: 01/15/2014 PERIOD OF DURATION: INDUSTRY CODE: 00

STATE OF FILING: VA VIRGINIA MERGER INDICATOR:

CONVERSION/DOMESTICATION INDICATOR:

P R I N C I P A L O F F I C E A D D R E S S

STREET: 78 Corporate Way

CITY: Evington STATE: VA ZIP: 24550-0000

R E G I S T E R E D A G E N T I N F O R M A T I O N

R/A NAME: CORPORATION SERVICE COMPANY

STREET: 100 Shockoe Slip Fl 2

RTN MAIL:

CITY: Richmond STATE: VA ZIP: 23219-4100

R/A STATUS: 5 ENTITY AUTHORIZ EFF DATE: 01/01/18 LOC: 216 RICHMOND CITY

YEAR	FEES	PENALTY	INTEREST	BALANCE
19	50.00	25.00		75.00

COMMAND: ....

4AÛ 05,016

S487225 - 7

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

AT RICHMOND, JUNE 3, 2019

ORDER OF REINSTATEMENT

The existence of SEN Real Estate Holdings LLC, a domestic limited liability company, was automatically canceled on April 30, 2017. The limited liability company has filed an application for reinstatement and has otherwise complied with the applicable requirements of law.

Therefore, it is ORDERED that the existence of the aforementioned limited liability company is reinstated.

STATE CORPORATION COMMISSION

By	/s/ Judith Williams Jagdmann

Judith Williams Jagdmann
Commissioner

CC:	JULIE MATHER

1046 W LONDON PARK DR FOREST, VA 24551-4100

19-05-29-1507

LLREACPT

CISBLW

1906020214

COMMONWEALTH OF VIRGINIA
STATE CORPORATION COMMISSION

Office of the Clerk

May 20, 2019

JULIE MATHER
****EMAIL****
Richmond, VA 23219-4100

Last Day for Reinstatement
April 30, 2024

RE: SEH Real Estate Holdings LLC
SCC ID NO.: S487225 - 7

01

Application for Reinstatement

190529 1507

Dear Customer:

To reinstate the limited liability company's existence, you must complete and return the following:

☐ Include a check or money order in the amount of $175.00

☐ Sign below to request reinstatement of the limited liability company's existence:

Sara M Orange	Sara Orange
(signature)	(printed name)
CFO	05/21/2019
(title (e.g., manager or member))	(date)

The person signing this application affirms that the person is a manager or a member of the limited liability company, or is a person who has been delegated the right and power to manage the company's business and affairs, or, in the case of a foreign limited liability company, is authorized to sign an instrument of amendment for filing in the company's jurisdiction of formation.

R.F. 100
P.D. 75/19
Total - 175
m 6/3/19

LLRESTAT
CISRXW

Page 1

1906020214

☐ Provide a name and mailing address for reinstatement correspondence:

Julie Mather — 434-385-9181
(name) (telephone number)

1046 W. London Park Dr. — Forest — VA — 24551
(mailing address) (city/town) (state) (zip code)

☐ Return all documents (including this application) and a check or money order to SCC Clerk's Office, Attn: Reinstatement, PO Box 1197, Richmond, VA 23218 or use the enclosed envelope

Itemization of amount listed on page 1:

Assessment Year	Assessment	Penalty
2019	$ 50.00	$ 25.00

Reinstatement Fee: $ 100.00

ADDITIONAL REQUIREMENTS FOR REINSTATEMENT (IF ANY)

SEH Real Estate Holdings LLC
S487225 - 7

LLRESTAT
CISRXW

Page 2

Commonwealth of Virginia

State Corporation Commission

Office of the Clerk

Entity ID: S4872257

Filing Number: 2205264574638

Filing Date/Time: 05/26/2022 09:42 AM

Effective Date/Time: 05/26/2022 09:42 AM

Clerk’s Office

State Corporation Commission

1300 E. Main Street

Richmond, Virginia 23219

Please file the attached documents.

Special Instructions:

Please send evidence to CLS-VAEvidence@wolterskluwer.com.

if there are any problems with the filing, please call us at(804) 217-7255.

Thank you,

/s/ Lauren Phillips

Lauren Phillips
CT Corporation System Richmond Fulfillment Office

4701 Cox Road

Suite 285

Glen Allen, VA 23060

804-217-7255

CLS-VAEvidence@wolterskluwer.com

COMMONWEALTH OF VIRGINIA
STATE CORPORATION COMMISSION

LLC-1016
(07/16)

This form can be completed and filed online at www.sccefile.scc.virginia.gov.

REVIEW THE INSTRUCTIONS BEFORE SUBMITTING THIS FORM.

LLC's Name: (the "Company") **SEH Real Estate Holdings LLC**

ID No: **S4872257**

Section A	Current Information	Revised Information
Registered Agent Name:	CORPORATION SERVICE COMPANY	CT Corporation System
Qualification:	BUSINESS ENTITY THAT IS AUTHORIZED TO TRANSACT BUSINESS IN VIRGINIA	(Use **Section B** to provide or change qualification information.)
Registered Office		(Provide a complete address when a change is being made.)
Address:	100 Shockoe Slip Fl 2 Richmond, VA, 23219 - 4100, USA	4701 Cox Road, Suite 285, Glen Allen, VA 23060
Locality:	RICHMOND CITY	✓ County or ▫ City of Henrico

Section B must be completed (i) for a new registered agent or (ii) to change the qualification of the current registered agent.

Section B	The registered agent, whose business office address is identical with the registered office, is:	
(1) an individual who is a resident of Virginia and ▫ a member or manager of the Company. ▫ a member or manager of an LLC that is a member or manager of the Company. ▫ an officer or director of a corporation that is a member or manager of the Company. ▫ a general partner of a general or limited partnership that is a member or manager of the Co. ▫ a trustee of a trust that is a member or manager of the Company. ▫ a member of the Virginia State Bar. ▫ a designated employee who is an officer (but not a member or manager) of the Company.	OR	(2) X a Virginia or foreign stock or nonstock corporation, limited liability company or registered limited liability partnership authorized to transact business in Virginia.

Section C ***IMPORTANT: See Instructions for who is authorized to sign this statement and for acceptable titles.***

The person signing this statement affirms that after the foregoing change or changes are made, the company will be in compliance with the requirements of § 13.1-1015 of the Code of Virginia, as the case may be.	Signed on behalf of the company by: [signature] 5/23/2022 (signature) (date) Keith Heaverlo (printed name) Manager (title (e.g., member or manager) (See Instructions) (telephone number (optional))	The following box must be checked when this form is signed by the current **registered agent**. See the Instructions for additional information. ▫ By checking this box, the registered agent affirms that a copy of this statement has been or will be mailed to the Company's principal office address on or before the business day following the day on which this statement is filed with the Commission.

CHECK IF APPLICABLE: X The person signing above has been delegated the right and power to manage the Company's business and affairs.

Personal Information, such as a social security number, should NOT be included in a business entity document submitted to the Office of the Clerk for filing with the Commission. For more information, see Notice Regarding Personal Identifiable Information at www.scc.virginia.gov/clk.

COMMONWEALTH OF VIRGINIA STATE CORPORATION COMMISSION Office of the Clerk

July 11, 2022

Marisa Kugelmann

45 School St

Boston, MA, 02108

RECEIPT

RE:                                   SEH Real Estate Holdings LLC

ID:                                    S4872257

WORK ORDER NO:      202207112877070

Dear Customer:

This is your receipt for $6.00 to cover the fee for requesting copies with this office.

If you have any questions, please call (804) 371-9733 or toll-free 1-866-722-2551.

Sincerely,

/s/ Bernard J. Logan

Bernard J. Logan Clerk of the Commission

Delivery Method: Email

TYLER BUILDING, 1300 EAST MAIN STREET, RICHMOND, VA 23219-3630 ♦ WEBSITE: scc.virginia.gov

I Certify the Following from the Records of the Commission:

The foregoing is a true copy of all business entity documents on file in the Office of the Clerk of the Commission related to SEH Real Estate Holdings LLC, a Virginia limited liability company.

Nothing more is hereby certified.

Signed and Sealed at Richmond on this Date: July 11, 2022 /s/ Bernard J. Logan

Bernard J. Logan, Clerk of the Commission